Exhibit 99.1

Intuitive Machines Announces Completion of Redemption of its Outstanding Warrants

Houston, TX – March 10, 2025 — Intuitive Machines, Inc. (Nasdaq: LUNR) (“Intuitive Machines” or the “Company”), a leading space exploration, infrastructure, and services company, announced today that it has completed the redemption of its outstanding warrants (the “Warrants”) to purchase shares of the Company’s Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), that remained unexercised at 5:00 p.m., New York City time, on March 6, 2025 (the “Redemption Date”) for a redemption price of $0.01 per Warrant (the “Redemption Price”).

On February 4, 2025, the Company issued a press release stating that, pursuant to the Warrant Agreement dated as of September 21, 2021 (the “Warrant Agreement”), by and between the Company (f/k/a Inflection Point Acquisition Corp.) and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), it would redeem all of its Warrants that remained outstanding following 5:00 pm New York City time, on the Redemption Date at the Redemption Price. Of the approximately 19,440,000 Warrants that were outstanding as of February 4, 2025, approximately 12,870,000 were exercised for cash at an exercise price of $11.50 per Class A Common Stock in exchange for an aggregate of approximately 12,870,000 of Class A Common Stock, in accordance with the terms of the Warrant Agreement, representing approximately two-thirds of the outstanding Warrants in the aggregate and resulting in aggregate cash proceeds to the Company of approximately $148.0 million.

As previously disclosed, Michael Blitzer exercised 1,800,000 Warrants, and the Company purchased 941,080 shares of the Company’s Class A common stock for an aggregate purchase price of $20.7 million from Mr. Blitzer, which is equal to the exercise price paid by Mr. Blitzer in connection with the exercise of his Warrants. Mr. Blitzer did not receive any cash consideration in connection with this transaction.

A total of approximately, 6,570,000 Warrants remained unexercised as of the Redemption Date, and the Company redeemed those Warrants for an aggregate redemption price of approximately $65,700. Following the Redemption Date, the Company had no Warrants outstanding.

In connection with the redemption, the Warrants ceased trading on The Nasdaq Stock Market LLC (“Nasdaq”) and were delisted, with the suspension of trading effective before market open on March 6, 2025. The Class A Common Stock continues to trade on Nasdaq under the symbol “LUNR”.

As of March 10, 2025, the Company’s cash balance, inclusive of the cash proceeds from the Warrants, was approximately $385.0 million. In addition, on March 4, 2025, the Company entered into a loan and security agreement with Stifel Bank, as lender. The loan and security agreement provides for a secured revolving credit facility in an aggregate principal amount of up to $40.0 million. The revolver remains unborrowed and is being entered into as the Company continues to focus on minimizing its cost of capital while maximizing available funding alternatives. The Company believes the elimination of these outstanding Warrants and initiation of the Revolving Facility are key indicators of a maturing capital structure.

About Intuitive Machines

Intuitive Machines is a diversified space exploration, infrastructure, and services company focused on fundamentally disrupting lunar access economics. In 2024, Intuitive Machines successfully landed the Company’s Nova-C class lunar lander, Odysseus, on the Moon, returning the United States to the lunar surface for the first time since 1972. The Company’s products and services are offered through its four in-space business units: Lunar Access Services, Orbital Services, Lunar Data Services, and Space Products and Infrastructure. For more information, please visit
intuitivemachines.com.

No Offer or Solicitation
This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements that do not relate to matters of historical fact should be considered forward looking. These forward-looking statements generally are identified by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” “strategy,” “outlook,” the negative of these words or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include but are not limited to statements regarding: our expectations and plans relating to our lunar missions, including the expected timing of launch and our progress and preparation thereof; our expectations with respect to, among other things, demand for our product portfolio, our submission of bids for contracts; our expectations regarding revenue for government contracts awarded to us; our operations, our financial performance and our industry; our business strategy, business plan, and plans to drive long-term sustainable shareholder value; and our expectations on revenue and cash generation. These forward-looking statements reflect the Company’s predictions, projections, or expectations based upon currently available information and data. Our actual results, performance or achievements may differ materially from those expressed or implied by the forward-looking statements, and you are cautioned not to place undue reliance on these forward-looking statements. The following important factors and uncertainties, among others, could cause actual outcomes or results to differ materially from those indicated by the forward-looking statements in this press release: our reliance upon the efforts of our key personnel and board of directors to be successful; our limited operating history; our failure to manage our growth effectively and failure to win new contracts; competition from existing or new companies; unsatisfactory safety performance of our spaceflight systems or security incidents at our facilities; failure of the market for commercial spaceflight to achieve the growth potential we expect; any delayed launches, launch failures, failure of our satellites or lunar landers to reach their planned orbital locations, significant increases in the costs related to launches of satellites and lunar landers, and insufficient capacity available from satellite and lunar lander launch providers; our customer concentration; our reliance on a single launch service provider; risks associated with commercial spaceflight, including any accident on launch or during the journey into space; risks associated with the handling, production and disposition of potentially explosive and ignitable energetic materials and other dangerous chemicals in our operations; our reliance on a limited number of suppliers for certain materials and supplied components; failure of our products to operate in the expected manner or defects in our sub-systems; counterparty risks on contracts entered into with our customers and failure of our prime contractors to maintain their relationships with their counterparties and fulfill their contractual obligations; failure to successfully defend protest from other bidders for government contracts; failure to comply with various laws and regulations relating to various aspects of our business and any changes in the funding levels of various governmental entities with which we do business; our failure to protect the confidentiality of our trade secrets, and unpatented know how; our failure to comply with the terms of third-party open source software our systems utilize; our ability to maintain an effective system of internal control over financial reporting, and to address and remediate material weaknesses in our internal control over financial reporting; the U.S. government’s budget deficit and the national debt, as well as any inability of the U.S. government to complete its budget process for any government fiscal year, and our dependence on U.S. government contracts and funding by the government for the government contracts; our failure to comply with U.S. export and import control laws and regulations and U.S. economic sanctions and trade control laws and regulations; uncertain global macro-economic and political conditions (including as a result of a failure to raise the “debt ceiling”) and rising inflation; our history of losses and failure to achieve profitability in the future or failure of our business to generate sufficient funds to continue operations; the cost and potential outcomes of potential future litigation; our public securities’ potential liquidity and trading; the sufficiency and anticipated use of our existing capital resources to fund our future operating expenses and capital expenditure requirements and needs for additional financing; and other public filings and press releases other factors detailed under the section titled Part I, Item 1A. “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC, the section titled Part I, Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the section titled Part II. Item 1A. “Risk Factors” in our most recently filed Quarterly Report on Form 10-Q, our Current Reports on Form 8-K and in our subsequent filings with the SEC, which are accessible on the SEC's website at www.sec.gov.

These forward-looking statements are based on information available as of the date of this press release and current expectations, forecasts, and assumptions, and involve a number of judgments, risks, and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Contacts
For investor inquiries:
investors@intuitivemachines.com
For media inquiries:
press@intuitivemachines.com